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
AMERICAN
 | GENERAL
 | FINANCIAL GROUP                                                                                 PART A LIFE INSURANCE APPLICATION

[_] AMERICAN GENERAL LIFE INSURANCE COMPANY, HOUSTON, TX           [_] THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY, SPRINGFIELD, IL
[_] ALL AMERICAN LIFE INSURANCE COMPANY, SPRINGFIELD, IL           [_] THE FRANKLIN LIFE INSURANCE COMPANY, SPRINGFIELD, IL
[_] THE OLD LINE LIFE INSURANCE COMPANY OF AMERICA,                [_] THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW
    MILWAUKEE, WI                                                      YORK, NEW YORK, NY

Members American General Financial Group. American General Financial Group is the marketing name for American General Corporation and its subsidiaries.

In this application, "Company" refers to the insurance company whose name is checked above.

The insurance company checked above is solely responsible for the obligation and payment of benefits under any policy that it may issue. No other company shown is responsible for such obligations or payments.

-----------------------------------------------------------------------------------------------------------------------------------
                                                       PERSONAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
1.  PRIMARY PROPOSED INSURED

         John T. Doe                                                                       123-45-6789
Name _____________________________________________________________  Social Security # ___________________________  Sex  [X] M  [_] F

                              Anystate, USA                                               04-1-1966                          35
Birthplace (state, country)___________________________________________  Date of Birth _______________________________   Age_________
TOBACCO USE  Have you ever used any form of tobacco or nicotine products? [_] yes  [X] no  If yes, date of last use_________________
If yes, type and quantity of tobacco or nicotine products used______________________________________________________________________

                    D432-6667-2345-03         WI
Driver's License No.______________    State _______________  U.S. Citizen [X] yes [_] no  If no, Date of Entry_________ Visa Type___

                          123 Anystreet St.                                      Anytown, WI                     12345
Address ____________________________________________________   City, State_____________________________  ZIP _______________________

               (123) 456-7890                                (123) 456-4321                                Doe@anysend.com
Home Phone________________________________  Work Phone ___________________________________  E-mail Address__________________________

               Steel Industries                                Machine Operator                                       6 yrs.
Employer_________________________________________ Occupation________________________________  Length of Employment__________________

                       12345 Steel St.                                          Anytown, WI                        12345
Employer Address________________________________________________   City, State____________________________  ZIP_____________________

                         Operate machine, Supervise other operators
Duties______________________________________________________________________________________________________________________________

                     $50,000                                          $50,000                              $100,000
Personal Income _____________________________  Household Income ___________________________  Net Worth _____________________________

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2.  OTHER PROPOSED INSURED
Name _____________________________________________________________  Social Security # ___________________________  Sex  [_] M  [_] F
Birthplace (state, country)___________________________________________  Date of Birth _______________________________   Age_________
Relationship to Primary Proposed Insured____________________________________________________________________________________________
TOBACCO USE  Have you ever used any form of tobacco or nicotine products? [_] yes  [_] no  If yes, date of last use_________________
If yes, type and quantity of tobacco or nicotine products used______________________________________________________________________
Driver's License No.______________    State _______________  U.S.Citizen [_] yes [_] no  If no, Date of Entry_________ Visa Type____
Address ____________________________________________________   City, State_____________________________  ZIP _______________________
Home Phone (   )__________________________  Work Phone (   )______________________________  E-mail Address__________________________
Employer_________________________________________ Occupation________________________________  Length of Employment__________________
Employer Address________________________________________________   City, State____________________________  ZIP_____________________
Duties______________________________________________________________________________________________________________________________
Personal Income $____________________________  Household Income $__________________________  Net Worth $____________________________

------------------------------------------------------------------------------------------------------------------------------------
3.  CHILD RIDER (Complete if a proposed insured requests child riders. If more than three children, list information in the Remarks section. Remember to complete Part B, sections 3-7, for all proposed insured children.)

                      CHILD NAME                    SEX                BIRTHPLACE (state, country)              DATE OF BIRTH
    ___________________________________________  [_] M [_] F ___________________________________________   ________________________
    ___________________________________________  [_] M [_] F ___________________________________________   ________________________
    ___________________________________________  [_] M [_] F ___________________________________________   ________________________
AGLC 0336-2001                                                                                                          Page 1 of 8
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____________________________________________________________________________________________________________________________________

                                                             OWNERSHIP
____________________________________________________________________________________________________________________________________
4.  OWNER  [X] Primary Proposed Insured    [_] Other Proposed Insured   [_] Trust    [_] Other than a Proposed Insured or Trust

    A. COMPLETE IF THE PROPOSED INSURED IS NOT THE OWNER (If contingent owner is required, use Remarks section.)

       Name                                    Social Security or Tax ID #                             Date of Birth
           -----------------------------------                             ------------------------                   --------------
       Address                                         City, State                                              ZIP
              ----------------------------------------             ------------------------------------------        ---------------
       Home Phone (       )                             Relationship to Primary Proposed Insured
                 --------------------------------------                                          -----------------------------------

    B. COMPLETE IF OWNER IS A TRUST (If trustee is premium payor, also complete section 14D.)

       Exact Name of Trust                                                                 Trust Tax ID#
                          --------------------------------------------------------------                 ---------------------------
       Current Trustee(s)                                                                  Date of Trust
                         ---------------------------------------------------------------                 ---------------------------
____________________________________________________________________________________________________________________________________

                                                        PRODUCT INFORMATION
____________________________________________________________________________________________________________________________________

5.  PLAN OF INSURANCE          Product Name (If variable, complete appropriate supplement.)        ULTRA PROTECTOR 3
                                                                                           -----------------------------------------
    Amount Applied for:   Base Coverage $     250,000                Supplemental Coverage (If applicable) $
                                         -------------------------                                           -----------------------

    Death Benefit Compliance Test Used (If applicable):  [_] Guideline Premium   [_] Cash Value Accumulation

    Premium Class Quoted            STANDARD, NONSMOKER
                          ----------------------------------------------------------------------------------------------------------
    Reason for Insurance            FAMILY PROTECTION
                          ----------------------------------------------------------------------------------------------------------
____________________________________________________________________________________________________________________________________

6.  DIVIDEND OPTIONS (For participating policy only.)

    [_] Cash    [_] Premium Reduction  [_] Paid-up Additions   [_] Deposit Earning Interest  [_] Other (Explain)
                                                                                                                --------------------
____________________________________________________________________________________________________________________________________

7.  DEATH BENEFIT OPTIONS (For UL & VUL only.)   [_]  Option 1 - Level     [X] Option 2 - Increasing
                                                 [_]  Option 3 - Level Plus Return of Premium
____________________________________________________________________________________________________________________________________

8.  RIDERS      [X] Waiver of Premium         [_] Waiver of Monthly Deduction         [_] Waiver of Monthly Guarantee Premium

    [_] Maturity Extension Rider - Accumulation Value   [_] Maturity Extension Rider - Death Benefit    [_] Terminal Illness Rider

    [_] Accidental Death Benefit $                      [_] Other Insured $                             [_] Child $
                                  --------------------                     --------------------------              ----------------
    [_] Spouse $                      Plan              [_] Other Rider(s)
                ---------------------     ------------                    ---------------------------------------------------------
____________________________________________________________________________________________________________________________________

                                                            BENEFICIARY
____________________________________________________________________________________________________________________________________

9.  PRIMARY      Name          JANE T. DOE                           Relationship           WIFE                  % Share   100
                     ---------------------------------------------                 -----------------------------          ----------
                 Name                                                Relationship                                 % Share
                     ---------------------------------------------                 -----------------------------          ----------
____________________________________________________________________________________________________________________________________

10. CONTINGENT   Name                                                Relationship                                 % Share
                     ---------------------------------------------                 -----------------------------          ----------
                 Name                                                Relationship                                 % Share
                     ---------------------------------------------                 -----------------------------          ----------
____________________________________________________________________________________________________________________________________

11. TRUST INFORMATION     Exact Name of Trust                                            Trust Tax ID #
                                             ------------------------------------------                 ----------------------------
                          Current Trustee(s)                                                        Date of Trust
                                            -----------------------------------------------------                 ------------------
____________________________________________________________________________________________________________________________________

12. RIDER BENEFICIARIES   Spouse Rider                                               Child Rider
                                      ---------------------------------------------              -----------------------------------
____________________________________________________________________________________________________________________________________

                                                         BUSINESS COVERAGE
____________________________________________________________________________________________________________________________________

13. BUSINESS DETAILS  (Complete only if applying for business coverage.)

    Does any proposed insured have an ownership interest in the business?  [_] yes   [_] no

    If yes, what is the percentage of ownership for the:  Primary Proposed Insured                  Other Proposed Insured
                                                                                  -----------------                       ----------
    If buy-sell, stock redemption, or key person insurance, will all partners or key people be covered?  [_] yes   [_] no

    Describe any special circumstances.
                                         -------------------------------------------------------------------------------------------
____________________________________________________________________________________________________________________________________

                                                              PREMIUM
____________________________________________________________________________________________________________________________________

14. PREMIUM PAYMENT      [X] Modal $   400                [_] Single $                         [_] Additional Initial $
                                     -----------------                 ---------------------                             -----------

    A. FREQUENCY OF MODAL PREMIUM:     [_] Annual         [_] Semi-annual         [X] Quarterly         [_] Monthly (Bank draft)

    B. METHOD  [X] Direct Billing     [_] Bank Draft (Complete Bank Draft Authorization.)      [_] List Bill: Number
                                                                                                                    ----------------
               [_] Other (Please explain.)
                                          ------------------------------------------------------------------------------------------
    C. AMOUNT SUBMITTED WITH APPLICATION $    500
                                          ----------------------------------------
    D. PREMIUM PAYOR (Complete if other than proposed insured.)

       Name                                    Social Security or Tax ID #                             Home Phone  (     )
           -----------------------------------                             ------------------------                -----------------
       Address                                         City, State                                              ZIP
              ----------------------------------------             ------------------------------------------        ---------------
AGLC 0336-2001                                                                                                           Page 2 of 8
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___________________________________________________________________________________________________________________________________

                                                         EXISTING COVERAGE
___________________________________________________________________________________________________________________________________
15.  OTHER LIFE INSURANCE OR ANNUITIES  (Indicate life insurance policies or annuities in force or pending for the proposed insured(s).)
[X] CHECK IF NONE                 TYPE:  i = individual, b = business, g = group, p = pending life insurance or annuity
                                                                                TYPE(S)    YEAR OF     FACE
   NAME OF PROPOSED INSURED       POLICY NUMBER        INSURANCE COMPANY      (see above)   ISSUE      AMOUNT     REPLACE*   1035 EX

-------------------------------  -----------------  ------------------------  ----------   --------    -------    [_] yes    [_] yes
-------------------------------  -----------------  ------------------------  ----------   --------    -------    [_] yes    [_] yes
-------------------------------  -----------------  ------------------------  ----------   --------    -------    [_] yes    [_] yes
-------------------------------  -----------------  ------------------------  ----------   --------    -------    [_] yes    [_] yes
*  REPLACE means that the insurance being applied for may replace, change or use any monetary value of any existing or pending life insurance policy or annuity. If replacement may be involved, complete and submit replacement-related forms. Please note: certain states require completion of replacement related forms even when other life insurance or annuities are not being replaced by the policy being applied for.
___________________________________________________________________________________________________________________________________

                                           LIMITED TEMPORARY LIFE INSURANCE ELIGIBILITY
___________________________________________________________________________________________________________________________________

16. HEALTH AND AGE QUESTIONS (If any proposed insured answers yes to either question, temporary insurance is not available, the agreement will be void and any payment submitted will be refunded.)

    A.  Has any proposed insured ever had a heart attack, stroke, cancer, diabetes or disorder of the immune system, or during the last two years been confined in a hospital or other health care facility or been advised to have any
        diagnostic test or surgery not yet performed?                                                               [_] yes   [X] no
    B.  Is any proposed insured age 71 or above?                                                                    [_] yes   [X] no
___________________________________________________________________________________________________________________________________

                                                       NONMEDICAL QUESTIONS
___________________________________________________________________________________________________________________________________

17. BACKGROUND INFORMATION (Complete questions A through F for all proposed insureds who are applying. If yes answer applies to any proposed insured, provide details specified after each question.)
    A.  Do any proposed insureds intend to travel or reside outside of the United States or Canada within the next two years?
                                                                                                                    [_] yes   [X] no
        (If yes, list proposed insured's name, country, date, length of stay and purpose.)
                                                                                           -----------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
    B.  In the past five years, have any proposed insureds participated in, or do they intend to participate in: any flights as a trainee, pilot or crew member, scuba diving, skydiving or parachuting, ultralight aviation, auto racing, cave exploration,
        hang gliding, boat racing, mountaineering, extreme sports or other hazardous activities?                    [_] yes   [X] no
        (If yes, circle the applicable activities and complete the Aviation and/or Avocation Questionnaire.)
    C.  Have any proposed insureds:
        1)  During the past 90 days submitted an application for life insurance to any other company or begun the process of filling out an application?
            (If yes, list proposed insured's name, company name, amount applied for, purpose of insurance and if app will be
            placed.)                                                                                                [_] yes   [X] no

        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------

        2)  Ever had a life or disability insurance application modified, rated, declined, postponed, withdrawn, canceled or refused for renewal?
            (If yes, list proposed insured's name, date and reason.)                                                [_] yes   [X] no

        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
    D.  Have any proposed insureds ever filed for bankruptcy?  (If yes, list proposed insured's name, chapter filed, date,
        reason and if discharged.)                                                                                  [_] yes   [X] no

        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
    E.  In the past five years, have any proposed insureds been charged with or convicted of driving under the influence of alcohol or drugs or had any driving violations? (If yes, list proposed insured's name, date, state, license no. and
        specific violation.)                                                                                        [_] yes   [X] no

        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
    F.  Have any proposed insureds ever been convicted of, or pled guilty or no contest to a felony, or do they have any such
        charge pending against them? (If yes, list proposed insured name, date, state and felony.)                  [_] yes   [X] no

        ----------------------------------------------------------------------------------------------------------------------------
____________________________________________________________________________________________________________________________________

                                                              REMARKS
___________________________________________________________________________________________________________________________________

18. DETAILS AND EXPLANATIONS
                            --------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
AGLC 0336-2001                                                                                                           Page 3 of 8
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____________________________________________________________________________________________________________________________________

                                                   AUTHORIZATION AND SIGNATURES
____________________________________________________________________________________________________________________________________

AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION AND DECLARATION

I hereby give my consent to all of the entities listed below to give American General Life Companies (AGLC), (a corporation providing services to affiliated life insurance companies that are members of American General Financial Group), its legal representative or its affiliated life insurance companies, all information they have pertaining to medical consultations, treatments, or surgeries; hospital confinements for any physical and mental conditions; use of drugs or alcohol; or any other nonmedical information; for me, my spouse, or my minor children. Nonmedical information could include items such as: personal finances, habits, hazardous avocations, motor vehicle records from the Department of Motor Vehicles or court records, foreign travel, etc. The list of entities for which I give my consent to provide the information above is as follows: any physician or medical practitioner; any hospital, clinic, or other health care facility; any insurance or reinsurance company; any consumer reporting agency or insurance support organization; my employer; or the Medical Information Bureau (MIB).

I understand that information obtained will be used by AGLC and its affiliated insurers to determine eligibility for insurance and eligibility for benefits under an existing policy. AGLC or its affiliated insurers may disclose such information and any information developed during its evaluation of my application to: its reinsurers, MIB, other persons or organizations performing business or legal services in connection with my application or claim, me, any physician designated by me, or any person or entity required to receive such information by law or as I may further consent.

I, as well as any person authorized to act on my behalf, may, upon written request, obtain a copy of this consent from AGLC.

This consent will be valid for 24 months from the date of this application. I agree that a photocopy of this consent will be as valid as the original. I authorize AGLC to obtain an investigative consumer report on me. I understand that I may: request to be interviewed in connection with the preparation of the report; and receive, upon written request, a copy of such report. [_] Check if you wish to be interviewed.

I have read the above statements or they have been read to me. The above statements are true and complete to the best of my knowledge and belief. I understand that this application: (1) will consist of Part A, Part B, and if applicable, related forms; and
(2) shall be the basis for any policy issued on this application. I understand that any misrepresentation contained in this application and relied on by the insurer issuing the policy may be used to reduce or deny a claim or void the policy, if it is within its contestable period and if such misrepresentation materially affects the acceptance of the risk. Except as may be provided in a Limited Temporary Life Insurance Agreement (LTLIA) for which all eligibility requirements are met, I understand and agree that no insurance will be in effect pursuant to this application, or under any new policy issued by the insurer, unless or until: the policy has been delivered and accepted, the full first modal premium for the issued policy has been paid, and there has been no change in the health of any proposed insured that would change the answers to any questions in the application.

I understand and agree that no agent is authorized to: accept risks or pass upon insurability, make or modify contracts, or waive any of the insurer's rights or requirements.

I have received a copy of the Notice to Proposed Insured regarding Fair Credit Reporting Act, the MIB, Insurance Information
Practices, and Telephone Interview Information.

Limited Temporary Life Insurance Agreement -- If eligible, I have received and accepted the LTLIA. Temporary insurance is available only if; the full first modal premium is submitted with this application and only "no" answers have been given by any proposed insured to the Health and Age questions in section 16.

____________________________________________________________________________________________________________________________________

UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS APPLICATION IS MY CORRECT SOCIAL SECURITY OR TAX ID NUMBER;
AND (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING UNDER SECTION 3406(a)(1)(C) OF THE INTERNAL REVENUE CODE; AND (3) THAT I AM A
U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN). THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE MY CONSENT TO ANY PROVISION OF THIS
DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING. YOU MUST CROSS OUT ITEM (2) IF YOU ARE SUBJECT TO
BACKUP WITHHOLDING AND CROSS OUT ITEM (3) IF YOU ARE NOT A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).
____________________________________________________________________________________________________________________________________

PROPOSED INSURED(S)/OWNER SIGNATURE(S)

Signed at (city, state)       ANYTOWN, WI                                  On (date)     APRIL 12, 2001
                       ------------------------------------------------             -------------------------------------

X     JOHN T. DOE                                                          X
  ---------------------------------------------------------------------      -------------------------------------------------------
  Primary Proposed Insured (If under age 15, signature of parent or          Other Proposed Insured (If under age 15, signature of
  guardian)                                                                  parent or guardian

X
  ---------------------------------------------------------------------
  Owner (If other than proposed insured)

AGENT(S) SIGNATURES(S)

I CERTIFY THAT THE INFORMATION SUPPLIED BY THE PROPOSED INSURED(S)/OWNER HAS BEEN TRUTHFULLY AND ACCURATELY RECORDED ON THE PART A
APPLICATION.

     JOE AGENT                                                                          123-4567
-----------------------------------------------------------------------      -------------------------------------------------------
 Writing Agent Name (please print)                                           Writing Agent #


X    JOE AGENT                                                             X
 ----------------------------------------------------------------------     ------------------------------------------------------
 Writing Agent Signature                                                    Countersigned (License resident agent if state required)

____________________________________________________________________________________________________________________________________

IF THE COMPANY NEEDS TO CONTACT THE PROPOSED INSURED(S), WHEN WOULD BE THE BEST TIME TO CALL?

Time   5:30 P.M.               Day of the Week     OPEN         Date    OPEN                 Phone #  (123)456-7890
____________________________________________________________________________________________________________________________________
AGLC 0336-2001                                                                                                           Page 4 of 8
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                                                          AGENT'S REPORT
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
1. STATEMENTS
   A. Number of years you have known: Primary Proposed Insured      0                 Other Proposed Insured
                                                               ----------------------                        -----------------------
   B. I have ordered/obtained the following requirements:  [ ] APS    [ ] Blood Profile/Urinalysis  [ ] EKG   [ ] Inspection Report
      [ ] MD Exam     [ ] Oral Fluids (as state permits)   [ ] Paramedical Exam  [ ] Treadmill      [ ] Urinalysis Only

   C. If requirements are scheduled, please provide name of examiner, clinic and date ordered. _____________________________________

      ______________________________________________________________________________________________________________________________

   D. Did you personally see the proposed insured(s) on the date of this application, ask each question, and accurately record
      the answers yourself? (If no, please provide details in the Remarks section below.)                           [x] yes  [ ] no
   E. Do you have any information that indicates that any proposed insured may replace, change, or use any values of any existing or pending life insurance policy or annuity with any company in connection with the purchase of insurance? (If yes, please provide details in the Remarks section below and attach all replacement-
      related forms. Certain states require completion of replacement-related forms even when other life insurance or
      annuities are not being replaced by the policy being applied for.)                                            [ ] yes  [x] no
   F. Are you aware of any information that would adversely affect any proposed insured's eligibility, acceptability, or insurability? (If yes, please provide details in the Remarks section below, and do not provide limited
      temporary life insurance.)                                                                                    [ ] yes  [x] no
   G. Did you provide the client with a Limited Temporary Life Insurance Agreement?                                 [x] yes  [ ] no
   H. Have any of the proposed insureds or the owner submitted an application for coverage with any insurance member
      of the American General Financial Group within the last 30 days?                                              [ ] yes  [x] no
   I. If primary proposed insured is a child or age 18 and over and not self-supporting, what amount of insurance is in force on the father? $______________ and/or mother? $_____________ and/or siblings? $_____________
   J. Are you related by blood or marriage to any proposed insured?                                                 [ ] yes  [x] no
      (If yes, relationship)_______________________________________________________________________________________________________

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                                                              REMARKS
------------------------------------------------------------------------------------------------------------------------------------

2. DETAILS AND EXPLANATIONS (Please include information on any split dollar, collateral assignment, etc.) _________________________

   ________________________________________________________________________________________________________________________________

   ________________________________________________________________________________________________________________________________

   ________________________________________________________________________________________________________________________________

   ________________________________________________________________________________________________________________________________

   ________________________________________________________________________________________________________________________________

   ________________________________________________________________________________________________________________________________

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                                                            COMMISSION
------------------------------------------------------------------------------------------------------------------------------------

3. AGENT/AGENCY INFORMATION (Please list servicing agent first.)

                                                                                        PERCENT                 BROKER-DEALER
       AGENT(S) TO RECEIVE COMMISSION           AGENCY NUMBER      AGENT NUMBER        OF SPLIT                 (IF VARIABLE)


           Joe Agent                                                 123-4567             100%                [ ] AGSI     [ ]FFSC
    -------------------------------------    ------------------   ----------------   ---------------          [ ] Other:__________
                                                                                                              [ ] AGSI     [ ]FFSC
    -------------------------------------    ------------------   ----------------   ---------------          [ ] Other:__________
                                                                                                              [ ] AGSI     [ ]FFSC
    -------------------------------------    ------------------   ----------------   ---------------          [ ] Other:__________
                                                                                                              [ ] AGSI     [ ]FFSC
    -------------------------------------    ------------------   ----------------   ---------------          [ ] Other:__________
    Writing Agent X   JOE AGENT                                                         Date  4/12/01
                    ---------------------------------------------------------------          -------------------------------------
    Social Security or Tax ID#    123-45-6789                    Phone # (123) 987-6543
                               -------------------------------          ----------------------------------------------------------
    E-mail Address                                               Fax #   (   )
                   -------------------------------------------          ----------------------------------------------------------
    FOR BROKER-DEALER USE

    Processing Center                                   Contact Person                          Phone # (   )
                     ---------------------------------                 -----------------------          --------------------------
    Servicing Agent (if other than writing agent) send policy/delivery requirements to ___________________________________________

    ______________________________________________________________________________________________________________________________

AGLC 0336-2001                                                                                                         Page 5 of 8
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                                                      BANK DRAFT INFORMATION
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
[ ] AMERICAN GENERAL LIFE INSURANCE COMPANY, HOUSTON, TX          [ ] THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY, SPRINGFIELD, IL
[ ] ALL AMERICAN LIFE INSURANCE COMPANY, SPRINGFIELD, IL          [ ] THE FRANKLIN LIFE INSURANCE COMPANY, SPRINGFIELD, IL
[ ] THE OLD LINE LIFE INSURANCE COMPANY OF AMERICA,               [ ] THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW
    MILWAUKEE, WI                                                     YORK, NEW YORK, NY

The company checked above will withdraw the premiums from the specified account. This company will be referred to hereafter as
"Company". "You", "your", "I" and "me" refer to the bank account owner whose name appears below.

HOW AUTOMATIC BANK DRAFT WORKS: Automatic bank draft is a debit service that offers a convenient way to pay life insurance premiums.
The Company will collect the life insurance premiums from your bank account electronically -- you do not need to write checks or mail in any payments. Premium withdrawals will appear on your bank statement, and your statements will be your receipts for payment of your premium.

                                                  AUTOMATIC BANK DRAFT AGREEMENT
I hereby authorize and request the Company to initiate electronic or other commercially accepted-type debits against the indicated
bank account in the depository institution named ("Depository") for the payment of premiums and other indicated charges due on the insurance policy, and to continue to initiate such debits in the event of a conversion, renewal, or other change to any such contract(s). I hereby agree to indemnify and hold the Company harmless from any loss, claim or liability of any kind by reason or dishonor of any debit.
I understand that this authorization will not affect the terms of the contract(s), other than the mode of payment, and that if premiums are not paid within the applicable grace period, the contract(s) will terminate, subject to any applicable nonforfeiture provision. I acknowledge that the debit appearing on my bank statement shall constitute my receipt of payment, but no payment is deemed made until the Company receives actual payment. I agree that this authorization may be terminated by me or the Company at any time and for any reason by providing written notice of such termination to the nonterminating party and may be terminated by the
Company immediately if any debit is not honored by the Depository named for any reason. This must be dated and signed by the bank account owner(s) as his/her name appears on bank records for the account provided on this authorization.

Financial Institution Name ________________________________________________________________________________________________________

Financial Institution Address ________________________________________  City, State _______________________________  ZIP __________
                   -------------------------------------
Routing Number     |   |   |   |   |   |   |   |   |   |
                   -------------------------------------
                   -------------------------------------------------------------
Account Number     |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |
                   -------------------------------------------------------------

Type of Account    [ ] Checking   [ ] Savings          Credit Union:  [ ] yes   [ ] no

Name of Primary Proposed Insured ______________________________________________________  Premium Amount $ __________________________

Frequency:         [ ] Annual         [ ] Semi-annual         [ ] Quarterly         [ ] Monthly

Preferred Withdrawal Date (1st-28th)  ______________________________  [ ] PLEASE DEBIT MY ACCOUNT FOR ALL OUTSTANDING PREMIUMS DUE.

Print Bank Account Owner(s) Name __________________________________________________________________________________________________

Signature(s) of Bank Account Owner(s) X____________________________________________________________________________________________


PLEASE ATTACH A VOIDED CHECK.





AGLC 0336-2001                                                                                                         Page 6 of 8
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                                * DETACH THIS PAGE AND LEAVE WITH PROPOSED INSURED, IF QUALIFIED *
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                                        LIMITED TEMPORARY LIFE INSURANCE AGREEMENT (LTLIA)
------------------------------------------------------------------------------------------------------------------------------------

[ ]  AMERICAN GENERAL LIFE INSURANCE COMPANY, HOUSTON, TX        [ ]  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY, SPRINGFIELD, IL
[ ]  ALL AMERICAN LIFE INSURANCE COMPANY, SPRINGFIELD, IL        [ ]  THE FRANKLIN LIFE INSURANCE COMPANY, SPRINGFIELD, IL
[ ]  THE OLD LINE LIFE INSURANCE COMPANY OF AMERICA,             [ ]  THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF
     MILWAUKEE, WI                                                    NEW YORK, NEW YORK, NY

In this application, "Company" refers to the insurance company whose name is checked above.
The insurance company checked above is solely responsible for the obligation and payment of benefits under any policy that it may issue. No other company shown is responsible for such obligations or payments.
____________________________________________________________________________________________________________________________________
1.  PREMIUM RECEIPT

    Received $      500                                                              Date        4/12/01
              ---------------------------------------------------------------------       ------------------------------------------

    Date of policy application (complete if different than premium receipt date)____________________________________________________
    All premium checks must be made payable to the Company. Do not make check payable to the agent or leave payee blank.
    Note: Agent does not have the authority to accept a premium (including automatic bank draft check, salary savings or government allotment) with this application if the conditions in the Authorization to Obtain and Disclose Information and Declaration
    cannot be met, or if any part of the Health and Age questions have been answered yes by any proposed insured, answered falsely, or left blank.
____________________________________________________________________________________________________________________________________
2. CONDITIONS OF TEMPORARY LIFE INSURANCE

   A.  The first modal premium must be paid with Part A of the application. (If premiums are being paid by credit card or automatic bank draft, no premium is considered paid until the Company actually receives funds unless otherwise provided by applicable law.)

   B.  The answer to both Health and Age Questions in Section 16, Part A, must be no for both proposed insureds.

   C.  Upon receiving proof of the death of the primary proposed insured - or of both proposed insureds if this is a joint life or survivorship policy - during the period covered by this agreement, the total amount that will be paid by the Company pursuant to this and any other limited temporary life insurance agreements covering the proposed insured(s) will be the lesser of:
       .  The plan amount the proposed insured(s) applied for; or
       .  $500,000 plus the amount of any premium paid for coverage in excess of $500,000.
       The Company will pay this sum to the beneficiary named in the application. If death is due to suicide, payment will be limited to the amount of premium paid.

   D.  Coverage under this agreement will begin on the date the later of the following events have been completed:
       .  The application has been signed by the proposed insured(s); or
       .  All required medical examinations have been taken.

   E.  Coverage under this agreement will end on the earliest of the following dates:
       .  The date the policy as applied for is delivered and accepted;
       .  The date the Company declines the application;
       .  The date the Company states the application will not be considered on a prepaid basis;
       .  60 days from the date coverage begins under this agreement; or
       .  The date the Company issues a policy other than as applied for.

   F.  The prepayment for this temporary insurance will be:
       .  Applied to the first premium due if the policy is issued as applied for; or
       .  Refunded if the Company declines the application or if the owner does not accept the policy; or
       .  Applied to the first premium if a policy is issued other than as applied for and is accepted.

   G.  Any misrepresentation contained in this agreement and relied on by the Company may be used to deny a claim or to void this agreement.
   No changes may be made in the terms and conditions of this agreement. No statement that tries to make such a change will bind the
   Company.

   Writing Agent Name (please print)   Joe Agent                                       Writing Agent #    123-4567
                                    -------------------------------------------------                 -----------------------------
   Writing Agent Signature X     Joe Agent                                             Date    4/1/01
                             --------------------------------------------------------       ----------------------------------------

                                * Detach this page and leave with proposed insured, if qualified *

AGCL 0336-2001                                                                                                           Page 7 of 8
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                                                  NOTICE TO THE PROPOSED INSURED
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

You have applied for life insurance with one of the following companies: American General Life Insurance Company, The Old Line Life
Insurance Company of America, All American Life Insurance Company, The Franklin Life Insurance Company, The American Franklin Life
Insurance Company, or The United States Life Insurance Company in the City of New York. "Company" refers to the company with which you have applied for insurance. This notice is provided on behalf of that company and American General Life Companies, a corporation providing services to the affiliated life insurance companies named above.

____________________________________________________________________________________________________________________________________
FAIR CREDIT REPORTING ACT

Pursuant to the Federal Fair Credit Reporting Act, as amended (15 U.S.C 1681d), notice is hereby given that, as a component of our underwriting process relating to your application for life insurance, the Company may request an investigative consumer report that may include information about your character, general reputation, personal characteristics and mode of living.
This information may be obtained through personal interviews with your neighbors, friends, associates and others with whom you are acquainted or who may have knowledge concerning any such items of information. You have a right to request in writing, within a reasonable period of time after receiving this notice, a complete and accurate disclosure of the nature and scope of the investigation the Company requests. You should direct this written request to the Company at:
P.O. Box 1931
Houston, TX 77251-1931
Upon receipt of such a request, the Company will respond by mail within five business days.

____________________________________________________________________________________________________________________________________
MEDICAL INFORMATION BUREAU

The designated insurer or its reinsurers may make a brief report regarding your insurability to the Medical Information Bureau
(MIB), a nonprofit membership organization of life insurance companies that operates an information exchange on behalf of its members. If you apply to another MIB-member company for life or health insurance or a claim for benefits is submitted to such a company, the MIB will supply such company with the information they have about you.
At your request, the MIB will disclose any information it has in your file. If you question the accuracy of information in the MIB's file, you may seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address and phone number of the MIB's information office are:
P.O. Box 105
Essex Station
Boston, Massachusetts 02112
617/426-3660
The designated insurer, or its reinsurer, may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

____________________________________________________________________________________________________________________________________
INSURANCE INFORMATION PRACTICES

To issue an insurance policy, we need to obtain information about you. Some of that information will come from you, and some will come from other sources. This information may in certain circumstances be disclosed to third parties without your specific authorization, as permitted or required by law.
You have the right to access and correct this information, except information that relates to a claim or a civil or criminal proceeding.
Upon your written request, the Company will provide you with a more detailed written notice explaining the types of information that may be collected, the types of sources and investigative techniques that may be used, the types of disclosures that may be made and the circumstances under which they may be made without your authorization, a description of your rights to access and correct information and the role of insurance support organizations with regard to your information.
If you desire additional information on insurance information practices, you should direct your requests to the Company at:
P.O. Box 1931
Houston, TX 77251-1931

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TELEPHONE INTERVIEW INFORMATION

To help process your application as soon as possible, the Company may have one of its representatives call you by telephone, at your convenience, and obtain additional underwriting information.



                                        * DETACH THIS PAGE AND LEAVE WITH PROPOSED INSURED*




AGCL 0336-2001                                                                                                          Page 8 of 8
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